                                                                 EXHIBIT 10.30.2


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of December 21, 2000 among each of MEDICAL DEVICE MANUFACTURING, INC., a Colorado corporation (the "Borrower"), MDMI HOLDINGS, INC., a Colorado corporation (the "Parent Guarantor"), EACH OF THE UNDERSIGNED SUBSIDIARY GUARANTORS OF THE BORROWER (the "Subsidiary Guarantors" and together with the Parent Guarantors, the "Guarantors"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("Bank of America") and BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as administrative agent for the Lenders (in such capacity, the "Agent") and EACH OF THE FINANCIAL INSTITUTIONS SIGNATORY HERETO.

                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders party thereto (the "Lenders") and the Agent have entered into that certain Credit Agreement dated as of May 31, 2000, as amended on or prior to the date hereof (as from time to time further amended, supplemented or restated, the "Credit Agreement"), pursuant to which the Lenders have made and agreed to make certain Loans to, and issue Letters of Credit for the account of, the Borrower; and

         WHEREAS, the Borrower has requested that the Agent and the Lenders consent to certain amendments to the Credit Agreement, including amendments relating to (i) the acquisition by the Borrower of all of the outstanding capital stock of American Technical Moldings, Inc. ("ATM") for an aggregate purchase price, including fees and expenses, of up to $28,000,000 (the "ATM Acquisition") with an earnout provision for additional payments in an aggregate amount of up to $3,000,000 (the "ATM Earnout Payment"); and

         WHEREAS, subject to the terms and conditions specified below, the Agent and the Lenders signatory hereto are willing to consent to the requested amendments;

         NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

         1. Definitions. Any capitalized term used herein without definition shall have the meaning set forth in the Credit Agreement.

         2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 the Credit Agreement is hereby amended by deleting the definition of "Earnout Payments" therein and inserting in replacement thereof the following new definition:

                           "Earnout Payments" means the payments to be made to
                  (i) the Sellers and Eligible Employees, as those terms are defined in the Share Purchase Agreement dated December 22, 1999 (the "Noble-Met Agreement"), pursuant to the terms of the Noble-Met Agreement and in an aggregate amount not to exceed $21,000,000, (ii) the Sellers, as that term is defined in the Share Purchase Agreement dated May 31, 2000 (the "UTI Agreement"), pursuant to the terms of the UTI Agreement and in an aggregate amount not to exceed $10,000,000, (iii) the Sellers, as that term is defined in the Agreement and Plan of Merger, dated May 12, 2000 (the "MER Agreement"), pursuant to the terms of the First Deferred Cash Payment and the Second Deferred Cash Payment as those terms are defined in the MER Agreement and the noncompete payment pursuant to the Noncompetition Agreement among MDMI, Medical Engineering Resources, Ltd. and Thomas Maloney, and in an aggregate amount not to exceed $450,000 and (iii) American Technical Moldings, Inc. ("ATM") in an aggregate amount not to exceed $3,000,000 pursuant to the terms of that certain Agreement and Plan of Merger dated December 21, 2000 by and among the Borrower, KMKATM Acquisition Corp., ATM and certain shareholders of ATM.

                  (b) The last numbered section of Article V of the Credit Agreement is deleted in its entirety and the following new Section 5.5 is inserted in replacement thereof:

                           5.5 Lease Assignments. Without limiting the
                  generality of Section 5.1, the Borrower, as security for all Obligations, and each Domestic Subsidiary, as security for the Guarantors' obligations, as applicable, shall deliver to the Agent (i) on the Closing Date, with respect to each material leased facility of the Borrower or a Domestic Subsidiary, a Lease Assignment, and (ii) thereafter, with respect to each material leased facility of the Borrower or a Domestic Subsidiary, unless otherwise determined by the Required Lenders, a Lease Assignment with respect to such facility together with such lessor estoppel, waiver and consent certificates as the Lenders may reasonably request.

                  (c) Section 9.19 of the Credit Agreement is hereby amended by deleting the words "Simultaneously with" in the first line thereof and inserting in replacement thereof the words "Within thirty (30) days of".

                  (d) Section 10.1(c) of the Credit Agreement is hereby deleted and the following new clause (c) is inserted in replacement thereof:


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                           (c) Consolidated EBITDA. Permit as at the end of any
                  Four-Quarter Period during the respective periods set forth below Consolidated EBITDA as of the end of any Four-Quarter Period to be less than that set forth opposite each such period:



                           Period                    Consolidated EBITDA Must Exceed
                           ------                    -------------------------------
                  Closing Date through
                  December 30, 2001                           $26,000,000

                  December 31, 2001 through
                  December 30, 2002                           $28,500,000

                  December 31, 2002 through
                  December 30, 2003                           $33,000,000

                  December 31, 2003 through
                  December 30, 2004                           $35,000,000

                  December 31, 2004
                  and thereafter                              $38,000,000

                  (e) Section 10.2(v) of the Credit Agreement is hereby amended by deleting the dollar figure $10,000,000 in the last line thereof and inserting in replacement thereof the words "$28,000,000 in Fiscal Year 2000 and $10,000,000 in any Fiscal Year thereafter."

                  (f) Section 10.3 of the Credit Agreement is hereby amended by inserting after the words "make Capital Expenditures" in the first line thereof the words "(other than Capital Expenditures incurred in connection with Acquisitions permitted hereunder)".

                  (g) Section 10.5(i) of the Credit Agreement is hereby amended by deleting the words "for Borrowed Money" in the first line thereof.

         3. Consents. The Agent and the Lenders party hereto, by execution of this Amendment below, consent to the consummation of the ATM Acquisition. This consent shall cease to apply if the ATM Acquisition is not consummated within ninety (90) days of the date hereof.

         4. Conditions to Effectiveness. This Amendment shall become effective only upon the receipt by the Agent of the following, in form and substance satisfactory to the Agent:



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                  (a) Four executed counterparts of this Amendment executed by the Borrower and the Required Lenders;

                  (b) each of the documents relating to the ATM Acquisition required under Section 10.2(ii)(A) and (B) of the Credit Agreement;

                  (c) copies of all additional agreements, instruments and documents which the Lenders may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

         5. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower represent and warrant to the Agent and the Lenders as follows:

                  (a) The representations and warranties made by the Borrower or Guarantor in Article VIII of the Credit Agreement and in each of the other Loan Documents to which it is a party after giving effect to the transactions contemplated by Amendment Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date (in which case they continue to be true as of such earlier date);


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                  (b) There has been no material adverse change in the
         condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by each Agent and the Lenders under Section 9.1 of the Credit Agreement;

                  (c) The Borrower has, and will have after the consummation of the ATM Acquisition, at least $7,325,000 available to be advanced as Revolving Loans under the Revolving Credit Facility;

                  (d) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) its charter or by-laws, (ii) any applicable laws or (iii) any legal or contractual restriction binding on or affecting the Borrower or any Subsidiary; and such execution, delivery and performance do not or will not result in or require the creation of any Lien upon or with respect to any of its properties.

                  (e) This Amendment constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforceability of creditor's rights generally or by equitable principles of general application (whether considered in an action at law or in equity).

                  (f) No governmental approval is required for the due execution, delivery and performance by the Borrower of this Amendment, except for such governmental approvals as have been duly obtained or made and which are in full force and effect on the date hereof and not subject to appeal.

                  (g) There are no pending or threatened actions, suits or proceedings affecting the Borrower or any of its Subsidiaries or the properties of the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, that may, if adversely determined, materially adversely affect the financial condition, properties, business, operations or prospects of the Borrower and it Subsidiaries, considered as a whole, or affect the legality, validity or enforceability of this Amendment or any other Loan Document.

                  (h) No Default or Event of Default has occurred and is continuing.

         6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.


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         7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         8. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         9. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         10. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby.

         11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Lenders, the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower and the Guarantors, without the prior consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.

         12. Consent of Guarantors. Each of the Guarantors joins in the execution of this Amendment for the purposes of consenting to the amendments to the Credit Agreement contained herein and for the further purpose of confirming its guaranty of all Borrower's Liabilities (as defined in the Facility Guaranties).



                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                            BORROWER:

                                            MEDICAL DEVICE MANUFACTURING, INC.


                                            By: /s/ STEVEN D. NEUMANN
                                               --------------------------------
                                            Name: Steven D. Neumann
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------


                                            GUARANTORS:

                                            MDMI HOLDINGS, INC.


                                            By: /s/ STEVEN D. NEUMANN
                                               --------------------------------
                                            Name: Steven D. Neumann
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------


                                            G&D, INC.


                                            By: /s/ STEVEN D. NEUMANN
                                               --------------------------------
                                            Name: Steven D. Neumann
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------


                                            MEDICAL ENGINEERING RESOURCES, LTD.


                                            By: /s/ STEVEN D. NEUMANN
                                               --------------------------------
                                            Name: Steven D. Neumann
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------


                                            NOBLE-MET, LTD.


                                            By: /s/ STEVEN D. NEUMANN
                                               --------------------------------
                                            Name: Steven D. Neumann
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------

                                            UTI CORPORATION



                                            By: /s/ STEVEN D. NEUMANN
                                               --------------------------------
                                            Name: Steven D. Neumann
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------


                                            SPECTRUM MANUFACTURING, INC.


                                            By: /s/ STEVEN D. NEUMANN
                                               --------------------------------
                                            Name: Steven D. Neumann
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------


                                            AGENT:


                                            BANK OF AMERICA, N.A., as Agent

                                            By: /s/ HEIDI-ANNE SANDQUIST
                                               --------------------------------
                                            Name: Heidi-Anne Sandquist
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------

                                          LENDERS:


                                          Antares Capital Corporation
                                          -----------------------------------
                                          [Name of financial institution]


                                          By: /s/ JOHN G. MARTIN
                                             --------------------------------
                                          Name: John G. Martin
                                               ------------------------------
                                          Title: Managing Director
                                                -----------------------------


                                          SUNTRUST BANK

                                          By: /s/ MICHAEL F. LAPRESI
                                             --------------------------------
                                          Name: Michael F. Lapresi
                                          Title: Director


                                          DRESDNER BANK AG, NEW YORK BRANCH AND
                                          GRAND CAYMAN BRANCH

                                          By: /s/ JON M. BLAND
                                             --------------------------------
                                          Name: Jon M. Bland
                                               ------------------------------
                                          Title: Senior Vice President
                                                -----------------------------

                                          By: /s/ SIDNEY S. JORDAN
                                             --------------------------------
                                          Name: Sidney S. Jordan
                                               ------------------------------
                                          Title: Vice President
                                                -----------------------------


                                          U.S. BANK NATIONAL ASSOCIATION

                                          By: /s/ JONI M. FISH
                                             --------------------------------
                                          Name: Joni M. Fish
                                               ------------------------------
                                          Title: Vice President
                                                -----------------------------


                                          LaSalle Bank National Association
                                          -----------------------------------
                                          [Name of financial institution]


                                          By: /s/ SHAUN KLEINMAN
                                             --------------------------------
                                          Name: Shaun Kleinman
                                               ------------------------------
                                          Title: Corporate Banking Officer
                                                -----------------------------


                                          BANK OF AMERICA, N.A.
                                          -----------------------------------
                                          [Name of financial institution]


                                          By: /s/ HEIDI-ANNE SANDQUIST
                                             --------------------------------
                                          Name: Heidi-Anne Sandquist
                                               ------------------------------
                                          Title: Vice President
                                                -----------------------------


                                          -----------------------------------
                                          Fleet National Bank

                                          By: /s/ STEPHEN F. O'SULLIVAN
                                             --------------------------------
                                          Name: Stephen F. O'Sullivan
                                               ------------------------------
                                          Title: Vice President
                                                -----------------------------